SECURITIES AND EXCHANGE COMMISION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 16, 2005
Collegiate Funding Services, Inc.
(Exact name of Registrant as Specified in Charter)

Delaware	000-50846	04-3649118

(State or other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)
10304 Spotsylvania Avenue
Suite 100
Fredericksburg, Virginia 22408
(Address of principal executive offices)
(540) 374-1600
Registrant’s telephone number, including area of service
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Collegiate Funding Services, Inc. is revising and providing additional information to the supplemental financial information made available on the company’s website at www.cfsloans.com, a copy of which was furnished as Exhibit 99.2 to the company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, which was filed on August 5, 2005.
Item 9.01. Exhibits
(c) Exhibits

Exhibit No.	Exhibit Description
99.1	Supplemental information available on the Registrant’s website

Signature
Pursuant to the requirements of the Securities Exchange Act of l934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLLEGIATE FUNDING SERVICES, INC.
(Registrant)

Date: August 16, 2005	By:	/s/ Kevin A. Landgraver

	Name:	Kevin A. Landgraver
	Title:	Chief Financial Officer and Executive
Vice President

Exhibit Index

Exhibit No.	Description

99.1	Supplemental information available on the Registrant’s website

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